Fees Summary	Oct. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 29,142,458.40
Previously Paid Amount	0.00
Total Fee Amount	2,535.39
Total Offset Amount	0.00
Net Fee	$ 2,535.39